                                                                    Exhibit 24.1
                                                                    ------------


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, on behalf of Sterling Software, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints each of Mark H. Kleinman, Robert L. Estep, James E. O'Bannon and Sina R. Hekmat the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for the Corporation to sign on the Corporation's behalf one or more Registration Statements on Form S-8 or any other appropriate form (the "Registration Statement"), for the purpose of registering 1,750,000 shares of Common Stock, par value $0.10 per share, of the Corporation pursuant to the Securities Act of 1933, as amended, issuable pursuant to the Sterling Software, Inc. Employee Stock Purchase Plan and to sign any or all amendments and any or all post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                              STERLING SOFTWARE, INC.



                                    By: /s/ Sterling L. Williams
                                       -------------------------
                                       Sterling L. Williams,
                                       President and  Chief Executive Officer

Dated:  December 3, 1997

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Don J. McDermett, Jr., Mark H. Kleinman, Robert L. Estep, James
E. O'Bannon and Sina R. Hekmat the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Sterling Software, Inc., a Delaware corporation (the "Corporation"), one or more Registration Statements on Form S-8 or any other appropriate form (the "Registration Statement"), for the purpose of registering 1,750,000 shares of Common Stock, par value $0.10 per share, of the Corporation pursuant to the Securities Act of 1933, as amended, issuable pursuant to the Sterling Software, Inc. Employee Stock Purchase Plan and to sign any or all amendments and any or all post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated:  December 3, 1997



 /s/ Sterling L. Williams                /s/ R. Logan Wray
---------------------------------       ---------------------------------
Sterling L. Williams                    R. Logan Wray


 /s/ Sam Wyly                            /s/ Michael C. French
---------------------------------       ---------------------------------
Sam Wyly                                Michael C. French


/s/ Charles J. Wyly, Jr.                /s/ Phillip A. Moore
---------------------------------       ---------------------------------
Charles J. Wyly, Jr.                    Phillip A. Moore


 /s/ Evan A. Wyly                        /s/ Donald R. Miller
---------------------------------       ---------------------------------
Evan A. Wyly                            Donald R. Miller


 /s/ Robert J. Donachie                  /s/ Alan W. Steelman
---------------------------------       ---------------------------------
Robert J. Donachie                      Alan W. Steelman